Certification Pursuant to Title 18, United States Code, Section 1350, as Adopted Pursuant to Section 906 of The Sarbanes-Oxley Act Of 2002

In connection with the Quarterly Report of New Era Marketing, Inc. (“New Era”) on Form 10-QSB for the three-month period and six month period ended September 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Joseph MacKenzie, President and Chief Executive Officer of New Era, and I, Joseph MacKenzie, Principal Financial Officer of New Era, certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of New Era.

Date: November 20, 2006

/s/ Joseph MacKenzie

Joseph MacKenzie

President and Chief Executive Officer

Date: November 20, 2006

/s/ Joseph MacKenzie

Joseph MacKenzie

Principal Financial Officer